Organization, Consolidation and Principal Activities - Summary of Assets and Liabilities of the VIE's after elimination within the VIE structure included in the Company's consolidated balance sheets (Parenthetical) (Details)
¥ in Thousands, $ in Thousands
	Jun. 30, 2025 CNY (¥)	Jun. 30, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
VIE
Organization, Consolidation and Principal Activities
Net asset balance	¥ 381,218	$ 53,216	¥ 430,931